UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2024

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Foghorn Therapeutics Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Ste 700
Cambridge,	MA	02139
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (617) 586-3100
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 26, 2024, Foghorn Therapeutics Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

(i)     To elect Scott Biller, Ph.D., Thomas J. Lynch, M.D., and Michael Mendelsohn, M.D., as Class I directors, each for a three-year term; and

(ii)    To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.

The proposals are described in detail in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on May 3, 2024.

The number of shares of common stock entitled to vote at the Annual Meeting was 42,585,616. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 30,381,145. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i)    Election of directors.

Director Nominee	Votes For	Votes Against	Abstentions
Scott Biller, Ph.D.	20,425,665	4,930,514	10,337
Thomas J. Lynch, M.D.	24,052,377	1,293,218	20,921
Michael Mendelsohn, M.D.	22,357,558	2,988,038	20,920

There were 5,014,629 broker non-votes regarding the election of directors.

(ii)    Ratification of selection of independent registered public accounting firm.

Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting included 30,355,319 votes for, 10,376 votes against and 15,450 abstentions. There were no broker non-votes regarding this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
By:	/s/ Kristian Humer
Kristian Humer
Chief Financial Officer

Date: June 26, 2024